EXHIBIT 10.3

SECOND 2011 AMENDMENT TO LOAN AGREEMENT

THIS SECOND 2011 AMENDMENT TO LOAN AGREEMENT, dated as of March 15, 2011 (the "2011 Amendment #2"), is made and entered into between and among GLOG INVESTMENTS, L.L.C., an Oklahoma limited liability company ("Borrower" or "GLOG"), GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company ("Greystone" and collectively with the Borrower, the "Loan Parties"), and THE F&M BANK & TRUST COMPANY, a state banking corporation (the "Bank").

WITNESSETH:

WHEREAS, Loan Parties and the Bank entered into that certain Loan Agreement dated as of March 4, 2005, as previously amended from time to time, including that certain February 2009 Amendment to Loan Agreement dated as of February 16, 2009 and that certain 2011 Amendment to Loan Agreement dated as of even date herewith (collectively, the "Existing Loan Agreement"), pursuant to which the Bank (i) made a certain $5,000.000.00 term loan to Borrower (the "GLOG Commitment") and (ii) made a $6,097,776.21 term loan to Greystone (the "Greystone Commitment"); and

WHEREAS, the Borrower desires the Bank to renew, modify, and extend the unpaid balance of the note evidencing the GLOG Commitment in the face principal amount of $3,722,154.67 until an extended final maturity date of March 15, 2014; and

WHEREAS, subject to the terms, provisions and conditions hereinafter set forth, the Bank is willing to renew, modify, and extend the existing GLOG Commitment in the principal amount of $3,722,154.67 until an extended final maturity date of March 15, 2014;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree to amend the Existing Loan Agreement as follows:

1.           Definition.  Any capitalized term used herein (including in the recitals hereto) but not otherwise defined shall have the meaning given to such term in the Existing Loan Agreement.

2.           GLOG Commitment.  The existing GLOG Commitment issued by the Bank to GLOG, as Borrower, is hereby modified, extended and renewed in the stated face principal amount of $3,722,154.67 until the extended final maturity date of March 15, 2014.  All of the Indebtedness created pursuant thereto shall be evidenced by that certain replacement Promissory Note (Term Note # 60066) dated as of even date herewith from the Borrower payable to the order of the Bank in the face principal amount of $3,722,154.67 (the "Restated GLOG Note ").  The GLOG Commitment shall be payable in accordance with the terms and provisions of the Restated GLOG Note.  All references in the Existing Loan Agreement to the GLOG Note previously issued by GLOG to the order of the Bank shall hereafter refer to the Restated GLOG Note.

3.           Interest Rate.  All amounts outstanding on the Restated GLOG Note shall bear interest at a per annum rate equal to the Base Rate, which in no event shall be less than the then applicable Index Floor Rate or more than the maximum allowed by law.

4.           Guaranty.  Borrower will cause the Guarantors under the GLOG Note to acknowledge this 2011 Amendment #2 and ratify the 5.00 MM Guaranty as a continuing guarantee of the Indebtedness under the Restated GLOG Note pursuant to the Guarantors' Acknowledgment and Ratification attached hereto (the "Guarantor Acknowledgment").

5.           Ratification.  The remaining terms, provisions and conditions set forth in the Existing Loan Agreement shall remain in full force and effect for all purposes and are incorporated herein by reference. Each of the Loan Parties restates, confirms, adopts and ratifies the warranties, covenants and representations set forth therein and further represents to the Bank that, as of the date hereof, no Default or Event of Default exists under the Existing Loan Agreement, as amended by this 2011 Amendment #2 (collectively, the "Loan Agreement").

6.           Conditions Precedent.  The Bank's obligations hereunder are expressly conditioned on Borrower executing and delivering, or causing to be executed and delivered to the Bank the following:

(a)	this 2011 Amendment #2 and the Restated GLOG Note;

(b)	a Closing Certificate of the Borrower in form, scope and content acceptable to the Bank; and

(c)	the Guarantor Acknowledgment.

7.           Collateral and Cross Collateralization and Cross Default.  All of the Indebtedness of each of the Loan Parties to the Bank, including as evidenced by the Restated GLOG Note shall be secured in all respects by the Pledged Asset as defined in the Pledge and Security Agreement from Borrower dated as of March 4, 2005 (the "GLOG Pledge Agreement") as well as the Collateral described or defined in the Security Agreement described and defined in the Loan Agreement or any other Loan Document, including such amendments thereto or restatements thereof as may be deemed necessary or appropriate by the Bank.  Each of the Loan Parties acknowledge and stipulate that the Pledged Asset described and defined in the GLOG Pledge Agreement as well as the Collateral described and defined in the Loan Agreement and the Security Agreement and all items and types of collateral, whether real property, personal property or otherwise, granted from time to time, including, without limitation, now in existence, by any of Greystone Real Estate, L.L.C., GLOG, and/or Greystone, as collateral or security for any and all debts, liabilities and obligations of any thereof, whether evidenced by promissory notes or otherwise, shall be and hereby are cross collateralized with each other to the fullest and maximum extent permitted by applicable law and each thereof is cross-defaulted with each of the other notes, security agreements, pledge agreements, mortgages, guaranties and loan agreements thereof for all purposes and in all respects.  Notwithstanding the foregoing provisions, if and to the extent the Maximum Funded Debt to EBITDA ratio of Section 6.11 of the Loan Agreement is reduced to 4.0 to 1.0 for two (2) consecutive fiscal quarter ends, the Bank agrees to release the subordinated and junior mortgage liens against the respective properties leased by Greystone Real Estate LLC, as landlord, to Greystone, as tenant.

2

8.           CONSENT TO JURISDICTION AND VENUE.  EACH OF THE LOAN PARTIES HEREBY CONSENTS TO THE JURISDICTION OF ANY OF THE LOCAL, STATE, AND FEDERAL COURTS LOCATED WITHIN TULSA COUNTY, OKLAHOMA, AND WAIVES ANY OBJECTION WHICH ANY LOAN PARTY MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OR ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH IN THE EXISTING LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) BUSINESS DAYS AFTER MAILED OR DELIVERED BY MESSENGER.

9.           Fees and Expenses.  The Loan Parties agree to pay to the Bank on demand all costs, fees and expenses (including, without limitation, reasonable attorneys fees and legal expenses) incurred or accrued by the Bank in connection with the preparation, execution, closing, delivery, and administration of this 2011 Amendment #2 (including the Existing Loan Agreement) and the other Loan Documents, or any amendment, waiver, consent or modification thereto or thereof, or any enforcement thereof.  In any action to enforce or construe the provisions of the Loan Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all costs and expenses related thereto.

10.           WAIVER OF JURY TRIAL.  EACH OF THE LOAN PARTIES FULLY, VOLUNTARILY AND EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS 2011 AMENDMENT #2, THE CONSOLIDATED TERM NOTE, RESTATED GLOG NOTE, THE LOAN AGREEMENT OR UNDER ANY AMENDMENT, ANY SECURITY INSTRUMENT, OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY IN THE FUTURE BE DELIVERED) IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE LOAN AGREEMENT.  EACH OF THE LOAN PARTIES AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

11.           Counterparts.  This 2011 Amendment #2 may be executed in multiple counterparts, each of which, when so executed, shall constitute an original copy.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, each of the Loan Parties has caused this 2011 Amendment #2 to be delivered to Bank in Tulsa, Oklahoma, by its undersigned duly authorized manager thereof effective for all purposes as of the day and year first above written.

GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company

By  /s/ Warren F. Kruger
Warren F. Kruger, manager

"Greystone"

GLOG INVESTMENT, L.L.C.

an Oklahoma limited liability company

By  /s/ Robert B. Rosene, Jr.
Robert B. Rosene, Jr., Manager

"GLOG"

The undersigned hereby approves and accepts the cross pledge and cross default provisions of paragraph 7 above.

GREYSTONE REAL ESTATE, L.L.C.,

an Oklahoma limited liability company

By  /s/ Warren F. Kruger
Warren F. Kruger, manager

THE F&M BANK & TRUST COMPANY, a state banking corporation

By   /s/ Craig Huston
Craig Huston, Senior Executive President

"Bank"

GUARANTORS' ACKNOWLEDGMENT AND RATIFICATION

The foregoing Second 2011 Amendment to Loan Agreement dated effective as of March 15, 2011 (the "2011 Amendment #2"), is hereby acknowledged, approved, ratified, consented and agreed to by the undersigned Guarantors, and the existing Warren Kruger, Robert Rosene, Marshall Cogan and Robert Nelson Limited Guaranty ("5.00 MM Guaranty") dated as of March 15, 2011 is hereby ratified, confirmed and continued in full force and effect by Warren F. Kruger and Robert B. Rosene, Jr., and each of them, as if restated in full herein.  Robert B. Rosene, Jr. further ratifies, confirms and continues in full force and effect as if restated in full herein that certain Pledge and Security Agreement dated as of January 31, 2007 and confirms, grants and re-grants, pledges and re-pledges to the Bank a continuing and continuous, first and prior lien against, security interest in and pledge of the Pledged Assets described therein.

So executed and delivered to the Bank in Tulsa, Oklahoma, by the undersigned Guarantors effective as of March ___, 2011.

/s/ Warren F. Kruger
Warren F. Kruger, individually

/s/ Robert B. Rosene, Jr.
Robert B. Rosene, Jr., individually